Supplement Dated December 10, 2003
                        To Prospectus Dated July 31, 2003

                              Dean Family of Funds


The following information replaces the second paragraph under the heading "Other Purchase Information" found on page 19 of the Prospectus.

     Checks must be made payable to the Trust. The Trust and its Transfer Agent reserve the right to refuse (i) third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification; (ii) checks drawn on non-U.S. banks or that are not in U.S. dollars, and; (iii) checks on which the name and address do not match the name and address on the Account Application. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

The following information replaces the first paragraph under the heading "Dividends and Distributions" found on page 22 of the Prospectus.

          The Balanced Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each of the Large Cap Value Fund, Small Cap Value Fund and the International Fund each expects to distribute substantially all of its net investment income, if any, on an annual basis. In addition, each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

The following information replaces the fourth paragraph under the heading "Calculation of Share Price and Public Offering Price" found on pages 24 and 25 of the Prospectus.

     Portfolio securities are valued as follows:

     (1) securities that are traded on stock exchange or are quoted by NASDAQ are valued at the last reported sale price or official closing price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price;

     (2) securities traded in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market;

     (3) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities;

     (4) Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; and

     (5) Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.



This Supplement and the Prospectus dated July 31, 2003 contain information that you should know before investing in the Funds and should be retained for future reference.

                       Supplement Dated December 10, 2003
         To the Statement of Additional Information Dated July 31, 2003

                              Dean Family of Funds

The following information should be included under the heading "Definitions, Policies and Risk Considerations" found on page 5 of the Statement of Additional Information.

     American Depositary Receipts. American depositary receipts are negotiable certificates issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.

     Global Depositary Receipts. Global depositary receipts are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.